LETTER OF TRANSMITTAL
To Tender Common Shares
of
AURICO GOLD INC.
Pursuant to the Offer to Purchase Dated December 17, 2012

THE OFFER EXPIRES AT 5:00 P.M. (EASTERN TIME) ON JANUARY 23, 2013,
UNLESS THE OFFER IS WITHDRAWN, EXTENDED OR VARIED.

Offices of the Depositary, Computershare Investor Services Inc., for this Offer:

By Mail	By Hand, Courier or Registered Mail

Computershare Investor Services Inc. P.O. Box 7021, 31 Adelaide St. E Toronto, ON M5C 3H2 Attention: Corporate Actions	Computershare Investor Services Inc. 100 University Avenue, 9th Floor Toronto, Ontario M5J 2Y1 Attention: Corporate Actions

Toll Free (Canada and US): 1-800-564-6253

Telephone (Outside North America): 1-514-982-7555

Website: www.computershare.com

Email: corporateactions@computershare.com

This Letter of Transmittal properly completed and duly executed, together with all other required documents, must accompany your common shares (the “Shares”) of AuRico Gold Inc. (the “Corporation”) tendered pursuant to the offer to purchase dated December 17, 2012 (together with any amendments, supplements or variations thereto, the “Offer to Purchase”) and must be delivered or sent to and received by Computershare Investor Services Inc. (the “Depositary”) at one of the addresses set forth above on or prior to the Expiration Date.

The terms and conditions of the Offer to Purchase are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase. Shareholders should carefully consider the income tax consequences of depositing Shares under the Offer. See Section 17 - “Income Tax Consequences” in the issuer bid circular (“Circular”) that accompanies this Letter of Transmittal. Please read carefully the instructions set forth below before completing the Letter of Transmittal.

This Letter of Transmittal is to be used only if certificates or copies of Direct Registration Advice (“DRS Advice”) for Shares are to be forwarded with it pursuant to Part 4 of the Offer to Purchase.

Holders of Shares (“Shareholders”) can also accept the Offer by following the procedures for book-entry transfer set forth in Section 4 of the Offer to Purchase. A Shareholder accepting the Offer by following the procedures for book-entry transfer does not need to use this Letter of Transmittal unless such Shareholder is following the procedures for book-entry transfer with DTC and does not have an accompanying Agent’s Message. Shareholders who utilize CDSX to accept the Offer through a book-entry transfer will be deemed to have completed and submitted a Letter of Transmittal and be bound by the terms hereof.

Shareholders whose certificates are not immediately available, or who cannot complete the book-entry transfer procedures set forth in Section 4 of the Offer to Purchase prior to the Expiry Date, or who cannot deliver their certificates for Shares and all other documents which this Letter of Transmittal requires to be delivered to the Depositary at or prior to the Expiration Date, must tender their Shares according to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase. See Instruction 2 in this Letter of Transmittal. A Shareholder who wishes to tender Shares under the Offer and whose certificate is registered in the name of an investment dealer, broker, bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to tender such Shares under the Offer.

TO:	AuRico Gold Inc.

AND TO:	Computershare Investor Services Inc. as depositary (the “Depositary”)

The undersigned delivers to the Corporation the enclosed certificate(s) for Shares and, subject only to the provisions of the Offer to Purchase regarding withdrawal, irrevocably accepts the Offer (as defined below) for such Shares upon the terms and conditions contained in the Offer to Purchase and Circular. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)

Certificate Number*	Name in which Shares are Registered	Number of Shares Represented by Certificate or DRS Advice	Number of Shares Tendered**

Total

*     The certificate number is not required if you are tendering your shares along with a copy of your DRS Advice.

**If  you desire to tender fewer than all Shares evidenced by any share certificates listed above, indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such share certificates will be considered to have been tendered. See Instruction 4 in this Letter of Transmittal.

Shareholders who accept the Offer through a book-entry transfer will be deemed to have completed and submitted a Letter of Transmittal and will be bound by the terms thereof.

Delivery of this instrument to an address other than those shown above does not constitute a valid delivery.

The undersigned hereby tenders to the Corporation the above-described Shares pursuant to an Auction Tender at the price per Share indicated in this Letter of Transmittal or pursuant to a Purchase Price Tender, as specified below, payable in cash in United States dollars (subject to applicable withholding tax, if any) and upon the terms and subject to the conditions set forth in the Offer to Purchase, the accompanying Circular and this Letter of Transmittal.

Subject to and effective upon acceptance for purchase of the Shares tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Corporation all rights, title and interest in and to all Shares tendered hereby, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s status as a Shareholder of the Corporation and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such Shares or any of them on or after the date upon which the Shares are taken up and paid for under the Offer, and hereby irrevocably constitutes and appoints the Depositary and any officer of the Corporation as attorney-in-fact of the undersigned with respect to such Shares, effective from the time the Corporation takes up and pays for such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a)        deliver certificates or DRS Advice for such Shares, together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Corporation upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price (as hereinafter defined);

(b)        present certificates or DRS Advice for such Shares for cancellation and transfer on the Corporation’s books; and

(c)         receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

(a)        the undersigned understands that tendering Shares under any one of the procedures described in the Offer to Purchase and the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation that (i) the undersigned has a “net long position” in Shares being tendered or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of Shares complies with Rule 14e-4 under the Exchange Act;

(b)        the undersigned has full power and authority to tender, sell, assign and transfer the Shares;

(c)         when and to the extent the Corporation accepts the Shares for payment, the Corporation will acquire good, marketable, and unencumbered title thereto, free and clear of all hypothecs, liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, provided that any dividends or distributions which may be paid, issued, distributed, made or transferred on or in respect of such Shares to Shareholders of record on or prior to the date on which the Shares are taken up and paid for under the Offer shall be for the account of the undersigned;

(d)        on request, the undersigned will execute and deliver any additional documents that the Depositary or the Corporation deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares tendered hereby; and

(e)         the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered owners should be printed as they appear on the certificates or DRS Advice representing Shares tendered hereby. The certificates or DRS Advice representing Shares tendered and the number of Shares that the undersigned wishes to tender should all be indicated in the appropriate boxes. If the tender is being made pursuant to an Auction Tender, the purchase price at which such Shares are being tendered should be indicated in Box B — “Auction Tender”.

The undersigned understands that he or she must indicate whether the Shares are being tendered pursuant to an Auction Tender or a Purchase Price Tender by completing Box A — “Type of Tender”. All Shares tendered by a Shareholder and which have not been withdrawn, who fails to specify any Auction Tender price for his or her Shares or fails to indicate that he or she has tendered his or her Shares pursuant to the Purchase Price Tender will be considered to have tendered his or her Shares pursuant to the Purchase Price Tender.

The undersigned understands that the Corporation will, upon the terms and subject to the conditions of the Offer, determine a single price per Share (the “Purchase Price”), which will not be less than US$8.30 per Share or more than US$9.30 per Share, that is the lowest price that enables it to purchase the maximum number of Shares properly tendered and not withdrawn pursuant to the Offer having an aggregate Purchase Price not exceeding US$300,000,000. If the Purchase Price is determined to be US$8.30 (which is the minimum Purchase Price under the Offer), the maximum number of Shares that may be purchased by the Corporation is 36,144,578 Shares. For the purpose of determining the Purchase Price, Shares tendered pursuant to a Purchase Price Tender will be considered to have been tendered at US$8.30 per Share (which is the minimum Purchase Price under the Offer). Shares tendered pursuant to an Auction Tender will not be purchased by the Corporation pursuant to the Offer if the price specified by the Shareholder is greater than the Purchase Price. A Shareholder who wishes to tender Shares but who does not wish to specify a price at which such Shares may be purchased by the Corporation should make a Purchase Price Tender. Shareholders who tender Shares without making a valid Auction Tender or Purchase Price Tender will be deemed to have made a Purchase Price Tender.

The undersigned understands that, upon the terms and subject to the conditions of the Offer (including the pro-ration provisions described in the Offer), all Shareholders who have properly tendered and not properly withdrawn their Shares pursuant to an Auction Tender at prices equal to or less than the Purchase Price or pursuant to Purchase Price Tenders will be receive the Purchase Price, payable in cash (subject to applicable withholding taxes, if any), for all Shares purchased. Certificates or DRS Advice for all Shares not purchased under the Offer (including Shares tendered pursuant to an Auction Tender at prices greater than the Purchase Price and Shares not purchased because of pro-ration), or properly withdrawn, will be returned (in the case of certificates or DRS Advice representing Shares all of which are not purchased) or replaced with new certificates representing the balance of Shares not purchased (in the case of certificates or DRS Advice representing shares of which less than all are purchased), promptly after the Expiration Date  or termination of the Offer or the date of withdrawal of the Shares, without expense to the Shareholder. The undersigned understands that a Shareholder who desires to tender Shares at more than one price or under both an Auction Tender and a Purchase Price Tender must complete a separate Letter of Transmittal for each price at which Shares are tendered.

The undersigned understands that if the aggregate Purchase Price for the Shares properly tendered pursuant to the Offer by Purchase Price Tender or by Auction Tender at a price not greater than the Purchase Price by Shareholders exceeds US$300,000,000, then the Successfully Tendered Shares will be purchased on a pro rata basis according to the number of Shares tendered (or deemed to be tendered) by the Successful Shareholders (with adjustments to avoid the purchase of fractional Shares), except that “Odd Lot” tenders will not be subject to pro-ration. See “Offer to Purchase — Number of Shares and Pro-Ration”. The Corporation’s determination as to pro-ration shall be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Corporation may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment, in accordance with the applicable pro-ration provisions relating to Shares tendered, fewer than all of the Shares tendered hereby. The undersigned understands and acknowledges that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated in Box E, unless otherwise indicated under Box F below. The undersigned recognizes that the Corporation has no obligation, pursuant to the Payment Instructions, to transfer any certificates for Shares from the name of the registered owner.  In the case of Shares deposited by book-entry transfer pursuant to the procedures set out in Section 4 of the Offer to Purchase, such Shares will be credited to the depositing Shareholder’s account maintained with CDS or DTC, as applicable, without expense to the Shareholder.

The undersigned understands and acknowledges that acceptance of Shares by the Corporation for payment will constitute a binding agreement between the undersigned and the Corporation, effective as of the Expiration Date, upon the terms and subject to the conditions of the Offer.

The undersigned understands and acknowledges that payment for Shares accepted for payment pursuant to the Offer will be made by the Corporation by depositing the aggregate Purchase Price for such Shares with the Depositary (by bank transfer or other means satisfactory to the Depositary), which will act as agent for Shareholders who have properly tendered Shares in acceptance of the Offer and have not withdrawn them, for the purposes of receiving payment from the Corporation and transmitting payment to such Shareholders. The Depositary will also coordinate with CDS and DTC, as applicable, with respect to Shareholders who have deposited Shares by way of book-entry transfer which are taken up and accepted for payment by the Corporation, to arrange for payment to be made to such Shareholders in accordance with the settlement procedures of CDS and DTC, as applicable. The undersigned further understands and acknowledges that receipt by the Depositary from the Corporation of payment for such Shares will be deemed to constitute receipt of payment by such Shareholders. Under no circumstances will interest be paid by the Corporation or the Depositary by reason of any delay in paying for any Shares or otherwise.

The undersigned instructs the Corporation and the Depositary to issue the cheque for the aggregate Purchase Price for such of the tendered Shares as are purchased to the order of the undersigned or the name listed and mailed to the address indicated in Box E, unless otherwise indicated under Box F below, or Box H — “Hold for Pick-Up”. Such payment will be received in United States dollars.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal, including Box L — “Lost, Stolen or Destroyed Certificates” should be completed as fully as possible and forwarded to the Depositary, together with a letter describing the loss, theft or destruction and providing a telephone number of the undersigned. The Depositary will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee.

The undersigned agrees not to vote any of the tendered Shares taken up and paid for under the Offer, or distributions on such Shares consisting of securities, at any meeting and not to exercise any of the other rights or privileges attaching to any of such tendered Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to the Corporation, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of the Corporation, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to the Corporation, in respect of any such tendered Shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by the Corporation as the proxyholder of the undersigned in respect of such tendered Shares or distributions consisting of securities.

A Shareholder who wishes to tender Shares under the Offer and whose Shares are registered in the name of an investment dealer, stock broker, bank, trust company or other nominee should immediately contact such investment dealer, stock broker, trust company or other nominee in order to take the necessary steps to be able to deposit the Shares under the Offer.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned and all of you shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une version anglaise de la lettre d’envoi par le soussigné, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l’offre, telle qu’elle est acceptée au moyen de cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

BOX A
TYPE OF TENDER

Check only one box. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. Shares are being tendered hereby pursuant to:

☐	An Auction Tender
(Please complete Box B)

BOX B
AUCTION TENDER
PRICE (IN UNITED STATES DOLLARS) PER SHARE AT WHICH SHARES ARE BEING
TENDERED

This box MUST be completed if Shares are being tendered pursuant to an Auction Tender.  Check the appropriate box to indicate the Auction Tender price.

Check only one box.  If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender.

PRICE IN UNITED STATES DOLARS.

If portions of shareholdings are being tendered at different prices, use a separate Letter of Transmittal for each price specified. See Instruction 5.

☐    $8.30

☐    $8.35

☐    $8.40

☐    $8.45

☐    $8.50

☐    $8.55

☐    $8.60

☐    $8.65

☐    $8.70

☐    $8.75

☐    $8.80

☐    $8.85

☐    $8.90

☐    $8.95

☐    $9.00

☐    $9.05

☐    $9.10

☐    $9.15

☐    $9.20

☐    $9.25

☐    $9.30

☐	A Purchase Price Tender
(Please complete Box C)

BOX C
PURCHASE PRICE TENDER

This box MUST be completed if Shares are being tendered pursuant to a Purchase Price Tender.

The undersigned either (check one):

☐            is tendering Shares beneficially owned by the undersigned; or

☐            is a broker, dealer, bank, trust company or other nominee that is tendering, for the beneficial owners thereof, Shares with respect to which it is the owner of record (list attached).

BOX D
ODD LOTS
(See Instruction 6)

To be completed ONLY if Shares are being tendered by or on behalf of persons beneficially owning an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date.

The undersigned either (check one):

☐            will be the beneficial owner of an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date, all of which are tendered, or

☐            is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner will own an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date and is tendering all such Shares.

BOX E
ISSUE CHEQUE AND/OR CERTIFICATE(S)
IN THE NAME OF: (please print)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Social Insurance or Social Security Number)

BOX F
SEND CHEQUE AND/OR CERTIFICATE(S)
(Unless Box “H” is checked) To:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

BOX G
JURISDICTION OF RESIDENCE
(Please check the appropriate box)

I/we hereby declare that the registered holder(s) of the shares tendered hereunder:

☐            IS/ARE

☐            IS NOT/ARE NOT

resident(s) of Canada for purposes of the Income Tax Act (Canada).

Note: A non-resident of Canada is a person that is not resident, or deemed not to be resident, in Canada for purposes of the Income Tax Act (Canada) or a partnership that is not a “Canadian partnership” as defined in the Income Tax Act (Canada).

BOX H
HOLD FOR PICK-UP

☐            Hold certificates for Shares and/or cheques for pick-up.

BOX I

☐                Check here if certificates for tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution Which Guaranteed Delivery

BOX J
SHAREHOLDER(S) SIGN HERE
(See Instructions 1 and 7)

Must be duly executed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter to Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other legal representative acting in a fiduciary or representative capacity, please set forth the full title.

Authorized Signature(s)
(Shareholder(s) or Legal Representative)

(Include Postal Code or Zip Code)
(Shareholder(s) or Legal Representative)

Name(s)

Capacity

Address

Area Code and Telephone Number

TIN; SSN; SIN

U.S. Shareholders must provide their Taxpayer Identification No. or Social Security No. and complete Substitute Form W-9; Canadian Shareholders must provide their Social Insurance No.

Date:

BOX K
SIGNATURE GUARANTEE
(See Instructions 1 and 7)

Authorized Signature
(Guarantor)

Name

Title

Firm

Address

(Include Postal Code or Zip Code)

Area Code and Telephone Number

Email Address

Date

BOX L
LOST, STOLEN OR DESTROYED
CERTIFICATES

To be completed ONLY if certificates representing Shares being tendered have been lost, stolen or destroyed.

The undersigned has either (check one):

☐                    lost his or her certificate(s) representing Shares;

☐                    had his or her certificate(s) representing Shares stolen; or

☐                    had his or her certificate(s) representing Shares destroyed.

If a certificate representing Shares has been lost, stolen or destroyed, this Letter of Transmittal, including this Box L, must be completed as fully as possible and forwarded, together with a letter describing the loss, theft or destruction and providing a telephone number, to the Depositary. The Depositary will respond with the replacement requirements.

INSTRUCTIONS
Forming Part of the Terms of the Offer

1.                                      Signature Guarantees.

No guarantee of a signature is required if either:

(a)                                 this Letter of Transmittal is duly executed by the registered holder of the Shares tendered with this Letter of Transmittal exactly as the name of the registered holder appears on the share certificate tendered herewith, and payment and delivery are to be made directly to such registered holder pursuant to the information provided in Box E above; or

(b)                                 such Shares are tendered for the account of a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box K — “Signature Guarantee”. See Instruction 7 in this Letter of Transmittal.

2.                                      Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

Certificates for all physically tendered Shares together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase).

Shareholders whose certificates are not immediately available, or who cannot complete the book-entry transfer procedures described in the Offer and Circular prior to the Expiry Date, or who cannot deliver certificates for Shares and all other required documents to the Depositary by the Expiration Date, may only tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery substantially in the form provided (or an executed facsimile thereof) by the Corporation through the Depositary (indicating the type of tender and, in the case of an Auction Tender, the price at which Shares are being tendered) to the Depositary by the Expiration Date, which must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with this guaranteed delivery procedure as set forth in the Circular under “Procedure for Tendering Shares — Guaranteed Delivery”. Pursuant to such guaranteed delivery procedure, the certificates for all physically tendered Shares, or if your shares are held in a book-entry position with the Depository the original or a copy of the DRS Advice issued to you by the Depository, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof), relating to such Shares, with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Toronto (Ontario) office of the Depositary before 5:00 p.m. (Eastern time) on or before the third trading day on the Toronto Stock Exchange (“TSX”) and New York Stock Exchange (“NYSE”) after the Expiration Date.

The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by facsimile transmission to the Toronto (Ontario) office of the Depositary listed in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.

Notwithstanding any other provision hereof, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates or DRS Advice for such Shares, a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Shares, with signatures that are guaranteed if so required, and any other documents required by the Letter of Transmittal.

The tender information specified in a Notice of Guaranteed Delivery by a person completing such Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently tendered.

The method of delivery of all documents, including certificates for Shares, is at the election and risk of the tendering Shareholder. Delivery is only effective upon receipt by the Depositary. If delivery is by mail, registered mail, properly insured, is recommended, and it is suggested that mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date.

The Corporation will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders except as specifically permitted by the Circular. All tendering Shareholders, by execution of this Letter of Transmittal (or a manually executed photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3.                                      Inadequate Space.

If the space provided in the Box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.                                      Partial Tenders and Unpurchased Shares.

If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered”. In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the address indicated in Box E, unless otherwise indicated under Box F on this Letter of Transmittal, promptly after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.  Note that this Instruction is not applicable to Shareholders who deposit their Shares by book-entry transfer.

5.                                      Indication of Type of Tender; Indication of Price at Which Shares are being Tendered.

(a)                                 To tender Shares, the Shareholder must complete Box A — “Type of Tender” on this Letter of Transmittal or, if applicable, on the Notice of Guaranteed Delivery, indicating whether he or she is tendering Shares pursuant to an Auction Tender (Box B) or a Purchase Price Tender (Box C). Only one box may be checked. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. The same Shares cannot be tendered, unless previously properly withdrawn as provided in the Offer to Purchase, pursuant to both an Auction Tender and a Purchase Price Tender or pursuant to Auction Tenders at more than one price. However, if a Shareholder desires to tender Shares in separate lots at a different type of tender for each lot, such Shareholder must complete a separate Letter of Transmittal or, if applicable, a Notice of Guaranteed Delivery for each lot which the Shareholder is tendering.

(b)                                 For Shares to be properly tendered pursuant to an Auction Tender, the Shareholder must complete Box B — “Auction Tender Price (in United States Dollars) per Share at Which Shares Are Being Tendered” on this Letter of Transmittal indicating the price per Share (in increments of US$0.05 per Share) at which he or she is tendering Shares. A Shareholder wishing to tender portions of his or her Shares pursuant to Auction Tenders at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered pursuant to Auction Tenders (unless previously withdrawn as provided in the Offer to Purchase under “Withdrawal Rights”) at more than one price. No price can be specified by Shareholders making a Purchase Price Tender.

6.                                      Odd Lots.

As described in the Offer to Purchase under “Number of Shares and Pro-ration”, if the Corporation is to purchase less than all Shares tendered by the Expiration Date, the Shares purchased first will consist of all Shares so tendered by any Shareholder who will own beneficially, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of his or her Shares under Auction Tenders at or below the Purchase Price or under Purchase Price Tenders. This preference will not be available unless Box D —“Odd Lots” is completed.

7.                                      Signatures on Letter of Transmittal, Stock Power and Endorsements.

(a)                                 If Box J in this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

(b)                                 If the Shares are registered in the names of the two or more joint owners, each such owner must sign in Box J in this Letter of Transmittal.

(c)                                  If any tendered Shared are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)                                 When this Letter of Transmittal is duly executed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered by the undersigned or not purchased by the Corporation, are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of the certificate(s) listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

(e)                                  If this Letter of Transmittal or any certificates or stock powers are duly executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or any other legal representative acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation or the Depositary of their authority to so act.

8.                                     Payment and Delivery Instruction.

The signatory of this Letter of Transmittal must identify to whom a cheque and/or certificates should be issued by completing Box E. Such cheque and/or certificates will be sent to the address indicated in Box F, unless a cheque evidencing payment for Shares tendered is to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, in which case Box H —“Hold for Pick- Up” on this Letter of Transmittal must be completed.

9.                                      Irregularities.

All questions as to the number of Shares to be taken up, the price to be paid therefore, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, will be determined by the Corporation, in its sole discretion, acting reasonably, which determination will be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law. The Corporation reserves the absolute right to reject any or all tenders of Shares determined by it in its sole discretion not to be in proper form or completed in accordance with the Instructions herein and in the Offer or the acceptance for payment of, or payment for, which may, in the opinion of the Corporation’s counsel, be unlawful. The Corporation also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of any particular Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Corporation, the Depositary, the Dealer Managers nor any other person will be obligated to give notice of defects or irregularities in notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice. Corporation’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding, except as otherwise finally determined in a subsequent judicial proceeding or as required by law.

10.                               Jurisdiction of Residence

Each Shareholder tendering Shares to the Depositary must represent whether such Shareholder is a resident of Canada for the purposes of the Income Tax Act (Canada) by completing Box G. If no box is checked in Box G — ‘‘Jurisdiction of Residence’’, no valid tender is made.

11.                               Questions and Requests for Assistance and Additional Copies.

Questions and requests for assistance may be directed to the Depositary at the addresses and telephone and facsimile numbers set forth herein or to the Dealer Managers at the addresses and telephone number set forth on the back cover of the Offer to Purchase and Circular. Additional copies of the Offer to Purchase, the Circular and this Letter of Transmittal and copies of the Notice of Guaranteed Delivery may be obtained from the Depositary or from your local broker, dealer, commercial bank, or trust company.

12.                               Internal Revenue Service Form W-9.

Each Shareholder tendering Shares to the Depositary (and, if applicable, the other person designated in Box F above to be issued any cheques) that is a U.S. person within the meaning of the United States Internal Revenue Code of 1986, as amended (a “U.S. Shareholder”) is required to provide the Depositary with a correct U.S. taxpayer identification number (“TIN”), which is generally the Shareholder’s social security number or federal employer identification number, together with certain other information, on Internal Revenue Service (“IRS”) Form W-9. IRS Form W-9 and instructions are provided below. Failure to provide the information on IRS Form W-9 may subject the tendering Shareholder to a US$50 or greater penalty and/or backup withholding imposed by the IRS. For information respecting Canadian withholding tax on payments to non-residents of Canada, refer to the Circular under “Income Tax Consequences”. U.S Shareholders should also see “Important U.S. Tax Information for U.S. Shareholders” below.

13.                               Governing Law.

The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IMPORTANT: This Letter of Transmittal or a manually signed photocopy of it (together with certificates or DRS Advice for Shares and all other required documents) or the Notice of Guaranteed Delivery, where applicable, must be received by the Depositary on or before the Expiration Date.

PRIVACY NOTICE

Computershare is committed to protecting your personal information. In the course of providing services to you and Computershare’s corporate clients, Computershare received non-public personal information about you — from transactions Computershare performs for you, forms you send Computershare, other communications Computershare has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. Computershare uses this to administer your account, to better serve your and Computershare’s clients’ needs and for other lawful purposes relating to Computershare’s services. Computershare has prepared a Privacy Code to tell you more about Computershare information practices and how your privacy is protected. It is available at Computershare’s website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

IMPORTANT U.S. TAX INFORMATION FOR U.S. SHAREHOLDERS

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Shareholder tendering Shares must, unless an exemption applies, provide the Depositary with such Shareholder’s TIN, certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the IRS Form W-9 included in this Letter of Transmittal. If a Shareholder does not timely provide such Shareholder’s correct TIN or fails to provide the required certifications, the IRS may impose a penalty of US$50 on such Shareholder and payment to such Shareholder pursuant to the Offer may be subject to backup withholding currently at a rate of 28% and which is currently scheduled to increase to 31% effective as of January 1, 2013.  All U.S. Shareholders tendering Shares pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Corporation and the Depositary).

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained from the IRS by the Shareholder by making a timely filing with the IRS.

The tendering Shareholder is required to give the Depositary the TIN of the record holder of the Shares. If the Shares are held in more than one name or are not registered in the name of the actual owner, consult the “Part II. Certification” in the enclosed instructions to IRS Form W-9 for additional guidance on which number to report. Certain Shareholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Shareholders should indicate their exempt status on the IRS Form W-9. See the enclosed IRS Form W-9 and instructions for more information. Shareholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type

See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification (required): ☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate	☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) „
☐ Other (see instructions) „

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I               Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number or Employer identification number

Part II          Certification

Under penalties of perjury, I certify that:

1.        The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.        I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.        I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person „	Date „

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN,  you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person.  For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt.  In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation or S Corporation.  Enter the entity’s name on the “Name” line and any business, trade or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded Entity.  Enter the owner’s name on the “Name” line.  The name of the entity entered on the “Name” line should never be a disregarded entity.  The name on the “Name” line must be the name shown on the income tax return on which the income will be reported.  For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line.  If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes.  Enter the disregarded entity’s name on the “Business name/disregarded entity name” line.  If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note.  Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited liability company (LLC).  If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided.  If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership.  If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation.  If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes.  If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

2

Other entities.  Enter your business name as shown on required federal tax documents on the “Name” line.  This name should match the name shown on the charter or other legal document creating the entity.  You may enter any business, trade or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt Payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding.  The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1See Form 1099-MISC, Miscellaneous Income, and its instructions.

2However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign.  Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

3

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law		The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner[3]
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2253	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2Circle the minor’s name and furnish the minor’s SSN.

3You must show your individual name and you may also enter your business or “DBA” name on the Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note.  Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•                  Protect your SSN,

•                  Ensure your employer is protecting your SSN, and

•                  Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(1-877-438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons(including federal agencies) who are required to file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, the cancellation of debt, or contributions you made to an IRA, Archer MSA or HSA. The person collecting this form uses the information on the form to file information returns with the IRS reporting the above information.  Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering your laws. The information also may be disclosed to other countries under a treaty,  to federal and state agencies to enforce civil and criminal laws, or to a federal law enforcement and intelligence agencies to combat terrorism.  You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer.  Certain penalties may also apply for providing false or fraudulent information.

4